UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

QXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut (Address of principal executive offices)	06831 (Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 5.50% Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	QXO.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 2, 2026, QXO, Inc. (“QXO”) announced a proposed private offering of $1,500.0 million Senior Notes due 2031 (the “2031 Notes”) and $1,500.0 million Senior Notes due 2034 (the “2034 Notes” and, together with the 2031 Notes, the “Notes”) by QXO Building Products, Inc., its wholly owned subsidiary, to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act, subject to market and other conditions. A copy of the press release announcing the offering of the Notes is furnished as Exhibit 99.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any offer, solicitation or sale of the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

In connection with the offering of the Notes, QXO is disclosing certain information to prospective investors in a preliminary offering memorandum dated June 2, 2026, excerpts of which are furnished as Exhibit 99.2 hereto.

The information furnished in Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of QXO under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 2, 2026.
99.2	Excerpts from preliminary offering memorandum.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2026

QXO, INC.

By:	/s/ Christopher Signorello
	Name:	Christopher Signorello
	Title:	Chief Legal Officer